Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (REVOLVING LOAN)

This AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT

(REVOLVING LOAN) (this “Agreement”) is made as of the 24th day of March, 2022, by and among PARAGON 28, INC., a Delaware corporation (“Paragon 28”), PARAGON ADVANCED TECHNOLOGIES, INC., a Delaware corporation (“Paragon Advanced Technologies”, and Paragon Advanced Technologies, together with Paragon 28, each a “Borrower” and collectively, the “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the Lenders (as defined in the Credit Agreement referenced below) party hereto.

RECITALS

A.
Agent, Lenders and Borrowers have entered into that certain Credit and Security Agreement (Revolving Loan), dated as of May 6, 2021 (as supplemented by that certain Omnibus Joinder to Credit and Security Agreement (Revolving Loan) and Amendment No. 1 to Pledge Agreement, dated July 16, 2021, as amended by that certain Amendment No. 1 to Credit and Security Agreement (Revolving Loan), dated September 16, 2021, as amended by that certain Limited Consent to Credit and Security Agreement (Revolving Loan), dated October 7, 2021, and as amended by that certain Limited Waiver and Amendment No. 2 to Credit and Security Agreement (Revolving Loan), dated as of January 8, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.
Borrowers have notified Agent that Paragon 28 has acquired certain real property as further described on Schedule 1(a) hereto (the “Acquired Real Property”).

C.
Borrowers have notified Agent that (i) Paragon 28 desires to enter into that certain Business Loan Agreement, dated as of the date hereof by and between Paragon 28, as borrower and Zions Bancorporation, N.A. (dba Vectra Bank of Colorado) (“Zions”) (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 6(b) of this Agreement, the “Zions Loan Agreement”), pursuant to which Zions has agreed to extend a term loan to Paragon 28 in an aggregate amount not to exceed $16,000,000 as evidenced by that certain Promissory Note (Term Loan), dated as of the date hereof, by Paragon 28 in favor of Zions (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 6(b) of this Agreement, the “Zions Note”) and (ii) the obligations under the Zions Loan Agreement will be secured by the Zions Collateral (as defined below).

D.
To secure the obligations under the Zions Loan Agreement, Borrowers have notified Agent that Paragon 28 desires to enter into that certain Deed of Trust and Fixture Filing (with Assignment of Leases and Rents and Security Agreement), dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 6(b) of this Agreement, the “Zions Deed of Trust”), by Paragon 28, as grantor, The Public Trustee of the County of Douglas, Colorado, as trustee, and Zions, as beneficiary, with respect to certain of the Zions Collateral.

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

E.
To further secure the obligations under the Zions Loan Agreement, Borrowers have notified Agent that Paragon 28 desires to enter into that certain Assignment Rents and Leases, dated as of the date hereof, by Paragon 28, as Assignor, and Zions, as Assignee, with respect to certain of the Zions

Collateral (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 6(b) of this Agreement, the “Zions Assignment of Leases and Rents”).

F.
Borrowers have requested that that Agent and Lenders amend certain provisions of the Existing Credit Agreement to, among other things, (i) permit Paragon 28 to enter into incur the indebtedness under the Zions Loan Agreement, (ii) permit Paragon 28 to grant the Liens on the Zions Collateral pursuant to the Zions Loan Agreement, including under the Zions Deed of Trust and the Zions Assignment of Leases and Rents, and (iii) revise certain financial reporting requirements of Borrowers.

G.
Agent and the Lenders party hereto have agreed, on and subject to the terms and conditions set forth in this Agreement, to amend the Existing Credit Agreement to, among other things, accommodate the Borrowers’ requests set forth in Recital F.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders party hereto and Borrowers hereby agree as follows:

1.
Recitals; Interpretation. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.
Amendments to Existing Credit Agreement. Subject to the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a)
The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order therein:

“Acquired Real Property” has the meaning set forth in the Third Amendment. “Assigned Leases and Rents” means the leases in respect of the Acquired Real Property and such other property related thereto and described in Section 1 of the Zions Assignment of Leases and Rents delivered to the Agent, and as in effect, on the Third Amendment Effective Date.

“Third Amendment” means that certain Amendment No. 3 to Credit and Security Agreement (Revolving Loan), dated as the Third Amendment Effective Date, by and among the Borrowers, Agent and Lenders.

“Third Amendment Effective Date” means March 24, 2022.

“Zions Assignment of Leases and Rents” has the meaning set forth in the Third Amendment.

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

“Zions Collateral” means (a) the Acquired Real Property, (b) Improvements (as defined in the Zions Deed of Trust, as the same is in effect on the Third Amendment Effective Date), (c) the Assigned Leases and Rents, and (d) all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Acquired Real Property.“Zions Loan Agreement” has the meaning set forth in the Third Amendment.

“Zions Loan Documents” means “Loan Documents” (as such term is defined in the Zions Loan Agreement) as in effect on the Third Amendment Effective Date to the extent such documents are delivered to Agent pursuant to Section 4(c) of the Third Amendment (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 6(b) of the Third Amendment).

(b)
The definition of “Defined Period” in Section 1.1 of the Existing Credit Agreement in hereby amended and restated as follows:

“Defined Period” means for any given fiscal quarter or date of determination, the immediately preceding twelve (12) month period ending on the last day of such fiscal quarter or if such date of determination is not the last day of a fiscal quarter, the twelve

(12) month period immediately preceding any such date of determination.

(c)
The definition of “Excluded Property” in Section 1.1 of the Existing Credit Agreement is hereby amended by:

(i)
deleting the “and” at the end of clause (e);

(ii)
adding “and” at the end of clause (f); and

(iii)
adding the following new clause (g) in appropriate alphabetical order therein:

“(g) the Zions Collateral;”

(d)
The definition of “Material Real Property” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows:

“Material Real Property” means any real property located in the United States that is owned in fee by any Credit Party with a fair market value (as reasonably determined by Agent) in excess of $5,000,000 individually or in the aggregate together with all other real property that is owned by the Credit Parties; provided that Material Real Property shall not include the Acquired Real Property.

(e)
The definition of “Permitted Asset Dispositions” in Section 1.1 of the Existing Credit Agreement is hereby amended by:

(i)
deleting the “and” at the end of clause (j);

(ii)
adding the following new clause and clause (k) thereof; and

“(k) disposition of the Assigned Leases and Rents in connection with the Debt permitted pursuant to clause (u) of the definition of Permitted Debt; and”

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

(iii)
renumbering the existing clause (k) as new clause (l).
(f)
The definition of “Permitted Debt” in Section 1.1 of the Existing Credit Agreement is hereby amended by:

(i)
deleting the “and” at the end of clause (t);

(ii)
adding the following new clause and clause (u) thereof; and

“(u) Debt under Zions Loan Agreement and the other Zions Loan Documents in an aggregate principal amount not to exceed $16,000,000 and any Permitted Refinancing thereof; and”

(iii)
renumbering the existing clause (u) as new clause (v) and deleting the reference in the second line thereof to “(t)” and replacing it with “(u)”.

(g)
The definition of “Permitted Liens” in Section 1.1 of the Existing Credit Agreement is hereby amended by:

(i)
deleting the “and” at the end of clause (s);

(ii)
adding the following new clause as clause (t) thereof; and

“(t) Liens granted on any Zions Collateral securing the Debt permitted pursuant to clause (u) of the definition of Permitted Debt, and Liens granted on any Zions Collateral securing a Permitted Refinancing of such Debt secured by such Liens; and”

(iii)
renumbering the existing clause (t) as new clause (u) and deleting the reference in the second line thereof to clause “(s)” and replacing it with “(t)”.

(h)
Section 4.1(a) of the Existing Credit Agreement is hereby amended and restated as follows:

“(a) as soon as available, but no later than thirty (30) days after the last day of each fiscal quarter, a company prepared consolidated and consolidating balance sheet, cash flow and income statement (including year-to-date results) covering Borrowers’ and its Consolidated Subsidiaries’ consolidated and consolidating operations during the period, prepared under GAAP in all material respects (subject to normal year-end adjustments and the absence of footnote disclosures), consistently applied, setting forth in comparative form the corresponding figures as at the end of the corresponding fiscal quarter of the previous fiscal year and the projected figures for such period based upon the projections required hereunder, all in reasonable detail, certified by a Responsible Officer and in a form reasonably acceptable to Agent (provided that the form of the financial statements delivered to Agent prior to the Closing Date shall be deemed reasonably acceptable to Agent);”

(i)
Section 4.1(b) of the Existing Credit Agreement is hereby amended and restated

as follows:

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

“(b) upon Agent’s reasonable request, together with the financial reporting package described in (a) above, evidence of payment and satisfaction of all payroll,

withholding and similar taxes due and owing by all Borrowers with respect to the payroll period(s) occurring during such fiscal quarter;”

(j)
Section 4.1(i) of the Existing Credit Agreement is hereby amended and restated as follows:

“(i) (x) within thirty (30) days after the last day of each fiscal quarter, deliver to Agent, a duly completed Compliance Certificate signed by a Responsible Officer (a) setting forth the cash and Cash Equivalents of (i) Borrowers, (ii) Borrowers and their Consolidated Subsidiaries, (iii) the Restricted Foreign Subsidiaries, in each case, as of the close of business on the date that is five (5) Business Days prior to date on which such Compliance Certificate is delivered, and (b) demonstrating compliance with the financial covenants set forth in this Agreement and (y) within thirty (30) days after the last day of each month, deliver to Agent a duly completed Compliance Certificate signed by a Responsible Officer, setting forth the cash and Cash Equivalents of (i) Borrowers, (ii) Borrowers and their Consolidated Subsidiaries, (iii) the Restricted Foreign Subsidiaries, in each case, as of the close of business on the date that is five (5) Business Days prior to date on which such Compliance Certificate is delivered;”

(k)
Section 4.11(d) of the Existing Credit Agreement is hereby amended and restated

as follows:

“(d) If, at the end of any Defined Period, Consolidated Net Revenue attributable solely to the Borrowers and Guarantors (and not, for the avoidance of doubt, to any Restricted Foreign Subsidiary) for such Defined Period is less than seventy-five percent (75%) of the aggregate Consolidated Net Revenue for such Defined Period, then Borrowers shall promptly (and in any event with thirty (30) days (or such longer period as Agent may agree in writing in its discretion) of the date on which the quarterly Compliance Certificate was delivered in respect of such Defined Period pursuant to Section 4.1(i)) cause certain Restricted Foreign Subsidiaries designated by Agent, in its Permitted Discretion and in consultation with Borrower Representative, to become Credit Parties in accordance with the Joinder Requirements (as though such designated Subsidiaries were new Subsidiaries and no longer Restricted Foreign Subsidiaries) pursuant to documentation (including any foreign law governed documentation as may be necessary or reasonably desirable) such that, following such joinder, the Consolidated Net Revenue attributable solely to the Borrowers and Guarantors for such Defined Period is greater than or equal to seventy-five percent (75%) of the aggregate Consolidated Net Revenue for such Defined Period. Following any such joinder, such designated foreign Subsidiaries shall no longer be Restricted Foreign Subsidiary and shall be Credit Parties for all purposes hereunder and under the other Financing Documents and shall not be re-designated as Restricted Foreign Subsidiaries without Agent’s prior written consent (which may be given or withheld in its sole discretion).”

(l)
Section 4.16(a) of the Existing Credit Agreement is hereby amended and restated

as follows:

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

“(a) Together with each Compliance Certificate required to be delivered pursuant to Section 4.1(i) with respect to the last month of a calendar quarter, to the extent (i) Borrower acquires and/or develops any new Registered Intellectual Property, (ii) Borrower enters into or becomes bound by any additional material in-bound license or sublicense agreement, any additional exclusive out-bound license or sublicense agreement (other than over-the-counter software, software that is commercially available to the public, open source licenses and enabling licenses in the Ordinary Course of Business), or (iii) there occurs any other material change in Borrower’s Registered Intellectual Property, material in-bound licenses or sublicenses or exclusive out-bound licenses or sublicenses from that listed on Schedule 3.19, together with such Compliance Certificate, deliver to Agent an updated Schedule 3.19 reflecting such updated information. With respect to any updates to Schedule 3.19 involving exclusive out-bound licenses or sublicenses, such licenses shall be consistent with the definitions of and limitations herein pertaining to Permitted Licenses.”

(m)
Section 4.16(b) of the Existing Credit Agreement is hereby amended and restated

as follows:

“(b) If Borrower obtains any Registered Intellectual Property (other than any foreign registered Intellectual Property constituting Excluded Perfection Assets), Borrower shall (together with the next Compliance Certificate required to be delivered pursuant to Section 4.1(i) with respect to the last month of a calendar quarter) notify Agent and execute such documents and provide such other information (including, without limitation, copies of applications) and take such other actions as Agent shall request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent, for the ratable benefit of Lenders, in such Registered Intellectual Property.”

(n)
Section 5.4 of the Existing Credit Agreement is hereby amended and restated as follows:

“Restrictive Agreements. No Borrower will, or will permit any Subsidiary to, directly or indirectly (a) enter into or assume any agreement (other than the Financing Documents, the Affiliated Financing Documents, and solely with respect to the Zions Collateral, the Zions Loan Documents and any Permitted Refinancing thereof) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or (b) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind (except as provided by the Financing Documents and the Affiliated Financing Documents) on the ability of any Subsidiary to: (i) pay or make Distributions to any Borrower or any Subsidiary; (ii) pay any Debt owed to any Borrower or any Subsidiary; (iii) make loans or advances to any Borrower or any Subsidiary; or (iv) transfer any of its property or assets to any Borrower or any Subsidiary, in each case under this Section 5.4 other than (1) customary restrictions and conditions contained in agreements relating to the sale of assets of any Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary to be sold and such sale is permitted hereunder, (2) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and other secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt, (3) customary anti-assignment provisions contained in leases, licenses, contracts and other agreements to the extent not otherwise prohibited under the terms of this Agreement, and (4) restrictions existing on the Closing Date and expressly set forth on Schedule 5.4 on the Closing Date.”

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

(o)
Section 5.14(b) of the Existing Credit Agreement is hereby amended and restated

as follows:

“(b) Borrowers represent and warrant that Schedule 5.14 (as updated by the monthly and quarterly Compliance Certificates delivered to Agent pursuant to Section 4.1(i) from time to time after the Closing Date) lists all of the Deposit Accounts and Securities Accounts of each Borrower as of the Closing Date and as of the date on which each Compliance Certificate is delivered. The provisions of this Section requiring Deposit Account Control Agreements shall not apply to Excluded Accounts.”

(p)
Section 6.1 of the Existing Credit Agreement is hereby amended and restated as follows:

“Minimum Net Product Sales. Borrowers shall not permit their consolidated Net Product Sales for any applicable Defined Period, as tested quarterly on the last day of the applicable Defined Period, to be less than the Minimum Net Product Sales Threshold for such Defined Period. For the avoidance of doubt, in no event shall any Net Product Sales attributable to any entity or assets acquired pursuant to or in connection with a Permitted Acquisition and that was received or accrued prior to the date of such Permitted Acquisition be counted for purposes of determining Borrower’s compliance with the financial covenant set forth in Section 6.1.”

(q)
Section 6.2 of the Existing Credit Agreement is hereby amended and restated as follows:

“Minimum Consolidated EBITDA. Borrowers shall not permit Consolidated EBITDA for any applicable Defined Period, as tested quarterly on the last day of such Defined Period, to be less than Seven Million Dollars ($7,000,000).”

(r)
Section 6.3 of the Existing Credit Agreement is hereby amended and restated as follows:

“Evidence of Compliance. Borrowers shall furnish to Agent, as required by Section 4.1(i), a Compliance Certificate as evidence (a) of the cash and Cash Equivalents of Borrowers and Borrowers and their Consolidated Subsidiaries as of the close of business on the date that is five (5) Business Days prior to the date on which the Compliance Certificate is delivered, (b) for each quarterly Compliance Certificate delivered pursuant to Section 4.1(i)(x), of Borrowers’ compliance with the covenants in this Article, and (c) that no Event of Default specified in this Article has occurred. The Compliance Certificate shall include, without limitation, (x) a statement and report detailing Borrowers’ calculations, and (y) if reasonably requested by Agent, back-up documentation (including, without limitation, bank statements (which may be redacted, as necessary, to protect confidential account information), invoices, receipts and other evidence of costs incurred during such quarter as Agent shall reasonably require) evidencing the propriety of the calculations.”

(s)
Section 9.2(b) of the Existing Credit Agreement is hereby amended and restated

as follows:

“(b) (i) Schedule 9.2(b) (as updated by each quarterly Compliance Certificate

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

required to be delivered pursuant to Section 4.1(i)(x) from time to time after the Closing Date) sets forth each chief executive office and principal place of business of each Borrower and each of their respective Subsidiaries, and (ii) Schedule 9.2(b) (as updated by each quarterly Compliance Certificate required to be delivered pursuant to Section 4.1(i)(x)) sets forth all of the addresses (including all warehouses) at which any of the

Inventory or Equipment with a fair market value in excess of $1,000,000 is located and/or books and records of Borrowers regarding any Collateral are kept, which such Schedule 9.2(b) indicates in each case which Borrower(s) have Inventory or Equipment with a fair market value in excess of $1,000,000 and/or books and records located at such address, and, in the case of any such address not owned by one or more of the Borrower(s), indicates the nature of such location (e.g., leased business location operated by Borrower(s), third party warehouse, consignment location, processor location, etc.) and the name and address of the third party owning and/or operating such location.”

(t)
Section 9.2(d) of the Existing Credit Agreement is hereby amended and restated

as follows:

“(d) As of the Closing Date, except as set forth on Schedule 9.2(d), no Borrower has any ownership interest in any Chattel Paper (as defined in Article 9 of the UCC), Letter-of-Credit Rights, Commercial Tort Claims, Instruments, Documents or Investment Property (in each case, other than Excluded Perfection Assets or Equity Interests in any Subsidiaries of such Borrower disclosed on Schedule 3.4), and Borrowers shall give notice to Agent promptly (but in any event not later than the delivery by Borrowers of the next quarterly Compliance Certificate required pursuant to Section 4.1(i)(x) above) upon the acquisition by any Borrower of any such Chattel Paper, letter of credit rights, commercial tort claims, Instruments, documents, investment property, in each case, other than Excluded Perfection Assets). Subject to the terms of the Affiliated Intercreditor Agreement, no Person other than Agent or (if applicable) any Lender has “control” (as defined in Article 9 of the UCC) over any Deposit Account, investment property (including Securities Accounts and commodities account), letter of credit rights or electronic chattel paper in which any Borrower has any interest (except for such control arising by operation of law in favor of any bank or securities intermediary or commodities intermediary with whom any Deposit Account, Securities Account or commodities account of Borrowers is maintained).”

(u)
Section 9.2(g)(iii) of the Existing Credit Agreement is hereby amended and restated as follows:

“(iii) Borrowers shall promptly (but in any event not later than the delivery of the next quarterly Compliance Certificate required pursuant to Section 4.1(i)(x) above) advise Agent upon any Borrower becoming aware that it has any interests in any Commercial Tort Claim (other than Excluded Perfection Assets or Excluded Property), which such notice shall include descriptions of the events and circumstances giving rise to such Commercial Tort Claim and the dates such events and circumstances occurred, if available, the potential defendants with respect to such Commercial Tort Claim and any court proceedings that have been instituted with respect to such Commercial Tort Claims, and Borrowers shall, with respect to any such Commercial Tort Claim, execute and deliver to Agent such documents as Agent shall request to perfect the Liens, rights and remedies of Agent with respect to any such Commercial Tort Claim.”

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

(v)
Section 9.2(g)(vi) of the Existing Credit Agreement is hereby amended and restated as follows:

“(vi) As of the Closing Date, no Borrower holds, and, after the Closing Date, Borrowers shall promptly (but in any event not later than the delivery of the next quarterly Compliance Certificate required pursuant to Section 4.1(i)(x) above) notify Agent in writing upon creation or acquisition by any Borrower of, any Collateral which constitutes a claim against any Governmental Authority in excess of $1,000,000 individually or the aggregate with all other such claims, including, without limitation, the federal government of the United States or any instrumentality or agency thereof, the assignment of which claim is restricted by any applicable Law, including, without limitation, the federal Assignment of Claims Act and any other comparable Law. Upon the reasonable request of Agent, Borrowers shall take such steps as may be necessary or desirable, or that Agent may reasonably request, to comply with any such applicable Law; provided, however, the requirement to comply with the Federal Assignment of Claims Act or any similar statute, shall be limited to the obligation of the applicable Credit Parties to execute and deliver to Agent such forms as necessary to comply with the Federal Assignment of Claims Act or any similar statute (but for the avoidance of doubt, shall not require that such Credit Parties obtain the signatures from any Governmental Authority.”

(w)
Exhibit B to the Existing Credit Agreement is hereby amended and replaced in its entirety with Exhibit A to this Agreement.

(x)
Schedule 6.1 to the Existing Credit Agreement is hereby amended and replaced in its entirety with Exhibit B to this Agreement.

3.
Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of such earlier date. Without limiting the foregoing, each Borrower represents and warrants that, as of the date hereof, both immediately prior to and immediately after giving effect to this Agreement, no Event of Default, or to such Borrower’s knowledge, Default, has occurred and is continuing. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that each of this Agreement, the Credit Agreement and the other Financing Documents to which it is a party constitutes the valid and binding agreement or instrument of such Borrower, enforceable against such Borrower in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived by Agent in its discretion):

(a)
Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, Agent and the Lenders;

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

(b)
Agent shall have received a duly executed copy of Amendment No. 2 to Credit and Security Agreement (Term Loan), dated as of the date hereof, in respect of the Affiliated Credit Agreement;
(c)
Agent shall have received an executed officer’s certificate attaching final copies of the Zions Loan Agreement, the Zions Note, the Zions Deed of Trust, the Zions Assignment of Leases and Rents and any other material documents, instruments or agreements executed in connection therewith and reasonably requested by Agent;

(d)
Closing shall have occurred or, substantially concurrently with the effectiveness of this Agreement, shall occur, under the Zions Loan Agreement and Borrower shall have received or, substantially concurrently with the effectiveness of this Agreement, shall receive, the proceeds of the loans thereunder;
(e)
all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the Third Amendment Effective Date, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(f)
as of the Third Amendment Effective Date, immediately prior to and after giving effect to this Agreement, no Event of Default, or to any Borrower’s knowledge, Default, shall have occurred and be continuing.

5.
Costs and Fees. Borrowers agree to promptly pay, or reimburse upon demand for, all reasonable and documented costs and expenses of Agent (including, without limitation, the reasonable and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby, subject to and in accordance with Section 12.14 of the Credit Agreement.

6.
Covenants. Each Borrower agrees not to permit or suffer to exist any amendment, supplement or other modification the Zions Loan Agreement, Zions Note, Zions Deed of Trust, Zions Assignment of Leases and Rents or other Zions Loan Documents, or any documents which replace the Zions Loan Documents in connection with a Permitted Refinancing thereof, in each case, in a manner that would adversely affect the rights and interests of Agent or the Lenders under the Financing Documents in any material respect.

7.
Lender Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands (individually, a “Claim” and collectively, “Claims”) of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

or inchoate, known or unknown, as of the date hereof, that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith; provided that nothing contained herein shall release any Released Party from any Claims resulting from the gross negligence or willful misconduct of such Released Party, as determined by a final non-appealable judgment of a court of competent jurisdiction, or for any Claim arising with respect to obligations arising under this Agreement or the documents entered into as of the Third Amendment

Effective Date. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.

8.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.
Miscellaneous.

(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b)
GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

(c)
WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), and Section 12.8(b) (Submission to Jurisdiction) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(g)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P., its
investment manager

By:	Apollo Capital Management, GP, LLC, its
general partner

By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

LENDER:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P., its
investment manager

By:	Apollo Capital Management, GP, LLC, its
general partner

By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

LENDER:	APOLLO INVESTMENT CORPORATION

	By:	Apollo Investment Management, L.P., as Advisor

By:	ACC Management, LLC, as its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

BORROWERS:	PARAGON 28, INC.

	By:	/s/ Steve Deitsch
	Name:	Steve Deitsch
	Title:	Chief Financial Officer

PARAGON ADVANCED TECHNOLOGIES, INC.

By:	/s/ Steve Deitsch
Name:	Steve Deitsch
Title:	Secretary and Treasurer

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

Schedule 1 – Description of Real Property

LEGAL DESCRIPTION

The Land referred to herein below is situated in the County of Douglas, State of Colorado, and is described as follows:

Lot 5a,

Compark Filing No. 2, 1st Amendment, County of Douglas,

State of Colorado, and all appurtenances thereto, and all rights, if any, to after-acquired title related to the Land.

For informational purposes only: APN: 2233-060-01-023

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

Exhibit A – Compliance Certificate

Exhibit B to Credit Agreement (Form of Compliance Certificate)

COMPLIANCE CERTIFICATE (REVOLVING LOAN)

This Compliance Certificate is given by____________, a Responsible Officer of____________ (the “Borrower Representative”), pursuant to that certain Credit and Security Agreement (Revolving Loan), dated as of May 6, 2021, among the Borrower Representative, ______________ and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Financial Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

[NOTE: Include OPTION 1 below only for quarterly compliance certificates delivered pursuant to Section 4.1(i)(x) of the Credit Agreement. Include OPTION 2 below only for monthly compliance certificates delivered pursuant to Section 4.1(i)(y) of the Credit Agreement]

[OPTION 1 – (Use for Quarterly Compliance Certificates):]

The undersigned Responsible Officer hereby certifies to Agent and Lenders that:

(a)
the financial statements delivered with this certificate in accordance with Section 4.1 of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrowers and their Consolidated Subsidiaries as of the dates and the accounting period covered by such financial statements;

(b)
I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the accounting period covered by such financial statements, and such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(c)
except as noted on Schedule 2 attached hereto, Schedule 9.2(b) to the Credit Agreement contains a complete and accurate list of (i) each chief executive office and principal place of business of each Borrower and each of their respective Subsidiaries, and (ii) all of the addresses (including all warehouses) at which any of the Inventory or Equipment with a fair market value in excess of $1,000,000 is located and/or books and records of Borrowers regarding any Collateral are kept and required to be disclosed pursuant to Section 9.2(b) of the Credit Agreement;

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

(d)
except as noted on Schedule 3 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 3 to any previous Compliance Certificate, Schedule 5.14 to the Credit Agreement contains a complete and accurate statement of all Deposit Accounts and Securities Accounts of each Credit Party;

(e)
except as noted on Schedule 4 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 4 to any previous Compliance Certificate, Schedule 3.19 to the Credit Agreement is true and correct in all material respects;

(f)
except as noted on Schedule 5 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 5 to any previous Compliance Certificate, no Borrower has acquired, by purchase or otherwise, any Chattel Paper, Letter of Credit Rights, Instruments, Documents or Investment Property (in each case, other than Excluded Perfection Assets) that is required to be disclosed pursuant to Section 9.2(d) of the Credit Agreement;

(g)
except as noted on Schedule 6 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 6 to any previous Compliance Certificate, no Borrower is aware of any commercial tort claim (other than Excluded Perfection Assets) that is required to be disclosed pursuant to Section 9.2(d) of the Credit Agreement;

(h)
The aggregate amount of cash and Cash Equivalents held by Borrowers as of the close of business on the date that is five (5) Business Days prior to date this certificate is delivered was $[_______];

(i)
The aggregate amount of cash and Cash Equivalents held by Borrowers and their Consolidated Subsidiaries as of the close of business on the date that is five (5) Business Days prior to date this certificate is delivered was $[_______];

(j)
The aggregate amount of cash and Cash Equivalents held by all Restricted Foreign Subsidiaries as of the close of business on the date that is five (5) Business Days prior to date this certificate is delivered was $[_______];

(k)
Consolidated EBITDA of Borrowers for the relevant Defined Period is equal to $[_______];

(l)
Net Product Sales of Borrowers and their Consolidated Subsidiaries for the relevant Defined Period is equal to $[_______];

(m)
Consolidated Net Revenue for such Defined Period is equal to $[_______];

(n)
Consolidated Net Revenue attributable solely to the Borrowers and Guarantors (and not, for the avoidance of doubt, to any Restricted Foreign Subsidiary) for such Defined Period is equal to $[_______]; and

(o)
Borrowers and Guarantor are [NOT] in compliance with the covenants contained in Article 6 of the Credit Agreement, as demonstrated by the calculation of such covenants below, except as set forth below; in determining such compliance, the following calculations have been made: [See attached worksheets]. Such calculations and the certifications contained therein are true, correct and complete.

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

The foregoing certifications and computations are made as of____________, 202__(end of fiscal quarter).

[OPTION 2 – (Use for Monthly Compliance Certificates):]

The undersigned Responsible Officer hereby certifies to Agent and Lenders that:

(a)
I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the month ended____________, 202__, and such review has not disclosed the existence during or at the end of such month, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(b)
except as noted on Schedule 2 attached hereto, or as the Borrower Representative may have notified Agent on any Schedule 2 to any previous Compliance Certificate, Schedule 5.14 to the Credit Agreement contains a complete and accurate statement of all Deposit Accounts and Securities Accounts of each Credit Party;

(c)
The aggregate amount of cash and Cash Equivalents held by Borrowers as of the close of business on the date that is five (5) Business Days prior to date this certificate is delivered was $[_______];

(d)
The aggregate amount of cash and Cash Equivalents held by Borrowers and their Consolidated Subsidiaries as of the close of business on the date that is five (5) Business Days prior to date this certificate is delivered was $[_______];

(e)
The aggregate amount of cash and Cash Equivalents held by all Restricted Foreign Subsidiaries as of the close of business on the date that is five (5) Business Days prior to date this certificate is delivered was $[_______];

The foregoing certifications and computations are made as of ____________, 202__ (end of month).

Sincerely,

PARAGON 28, INC.

By:
Name:
Title:

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

CONSOLIDATED EBITDA1

Consolidated EBITDA for the applicable Defined Period is defined as follows:

Net income (or loss) for the Defined Period of Paragon 28, Inc. and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, minus (to the extent included in the determination of net income and without duplication): the sum of (i) the income (or minus the loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Paragon 28, Inc., any other Credit Party or any other Subsidiary, plus (ii) notwithstanding consolidation under GAAP, the income (or loss) of any Person (other than a Credit Party) in which Borrower or any of the other Credit Parties has an ownership interest unless received by Borrower or such Credit Party in a cash distribution (“Consolidated Net Income”)

Plus (in each case below to the extent deducted in the determination of Consolidated Net Income for such Defined Period and without duplication):

Any provision for (minus any benefit from) Taxes based on federal, state, local and foreign income and franchise, property, foreign withholding, and unreimbursed value added Taxes and similar Taxes, interest and penalties included under GAAP in the determination of income Tax expenses

Consolidated Interest Expense* (net of interest income)
Depreciation of fixed assets and amortization of intangible assets determined in accordance with GAAP

Other non-cash expenses, charges or losses included (minus non-cash income added) in the determination of Consolidated Net Income, including any write-offs or write-downs of Accounts reducing Consolidated Net Income for such period (in each case, of or by Paragon 28, Inc. and its Subsidiaries) (provided the aggregate amount of such write-offs or write-downs with respect to such Accounts shall not exceed$500,000 for any Defined Period), and excluding amortization of a prepaid cash item that was paid in a prior period

___________________________

1 Include only in quarterly compliance certificates delivered pursuant to Section 4.1(i)(x) of the Credit Agreement.

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

Extraordinary, unusual or non-recurring losses included in the determination of Consolidated Net Income during such Defined Period in accordance with GAAP and unusual or non-recurring charges and other expenses, including severance costs and expenses and net of related Tax effects; provided that, such extraordinary, unusual or non-recurring losses, charges and other expenses shall not exceed $500,000 in any Defined Period

Expenses and fees included in the determination of Consolidated Net Income and paid or incurred by Paragon 28, Inc. and its Subsidiaries during such Defined Period to consummate the transactions contemplated by the Financing Documents and the Affiliated Financing Documents, but solely to the extent (i) disclosed to Agent prior to the date of payment, (ii) the aggregate amount of which being paid or incurred on or prior to the Closing Date shall not exceed $3,500,000, (iii) the aggregate amount of which being paid or incurred after the Closing Date shall not exceed $300,000 and (iv) such expenses and fees shall in any event be paid within ninety (90) days after the Closing Date

(i) Extraordinary, unusual and non-recurring costs, expenses and fees included in the determination of Consolidated Net Income and paid or incurred by the Credit Parties or any of their Subsidiaries during such Defined Period in connection with any financing, acquisition, any public offering of Equity Interests or SAP implementation, (ii) costs, expenses and fees included in the determination of Consolidated Net Income and paid or incurred by the Credit Parties or any of their Subsidiaries during such Defined Period in connection with litigation, and (iii) without duplication of clause (i), costs, expenses, fees and charges in connection with restructurings, facility openings and shut downs, severance, and integration costs in connection with acquisitions, in all cases, paid or incurred by the Credit Parties or any of their Subsidiaries during such Defined Period; provided, that, (x) any such costs, expenses and fees added back to Consolidated Net Income pursuant to this paragraph shall not exceed $10,000,000 in the aggregate in any Defined Period and (y) without limitation of clause (x) of this proviso, any such costs, expenses and fees added back to Consolidated Net Income pursuant to clause (iii) of this paragraph shall not exceed $5,000,000 in the aggregate in any Defined Period

Minus (in each case below to the extent included in the determination of Consolidated Net Income for such Defined Period and without duplication)

any non-cash additions to net income for such Defined Period any amount (expressed as a positive number) of loan forgiveness of any loans incurred under the Paycheck Protection Program under the Cares Act included as a gain or income in the determination of Consolidated Net Income and recognized by any Borrower during such Defined Period any extraordinary, unusual or non-recurring gains, all calculated for the Borrowers on a consolidated basis in accordance with GAAP

Consolidated EBITDA for the Defined Period	$

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

* “Consolidated Interest Expense” means for any Defined Period, the sum of total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest), premium payments, debt discount, fees, charges and related expenses with respect to all outstanding Debt of Paragon 28, Inc. and its Subsidiaries (including, all commissions, discounts and other fees and charges owed with respect to letters of credit and banker’s acceptances, but excluding net payments (less net credits) under swap contracts to the extent such net payments are allocable to such Defined Period in accordance with GAAP, in each case whether or not paid in cash during such Defined Period.

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)

Exhibit B – Schedule 6.1

Schedule 6.1 – Minimum Net Product Sales Schedule

Defined Period Ending	Minimum Net Product Sales Threshold
June 30, 2021	$105,000,000
September 30, 2021	$107,500,000
December 31, 2021	$110,000,000
March 31, 2022	$112,500,000
June 30, 2022	$115,000,000
September 30, 2022	$117,500,000
December 31, 2022	$120,000,000
March 31, 2023	$121,250,000
June 30, 2023	$122,500,000
September 30, 2023	$123,750,000
December 31, 2023	$125,000,000
March 31, 2024	$126,250,000
June 30, 2024	$127,500,000
September 30, 2024	$128,750,000
December 31, 2024	$130,000,000
March 31, 2025	$131,250,000
June 30, 2025	$132,500,000
September 30, 2025	$133,750,000
December 31, 2025	$135,000,000
March 31, 2026	$136,250,000

MidCap / Paragon 28 / Amendment No. 3 to Credit Agreement (Revolving Loan)